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                                                                    EXHIBIT 10.8

                             SOUTHWEST AIRLINES CO.

                               PROFIT SHARING PLAN


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                             SOUTHWEST AIRLINES CO.
                              PROFIT SHARING PLAN

                               TABLE OF CONTENTS

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ARTICLE I PURPOSE.............................................................1

ARTICLE II DEFINITIONS AND CONSTRUCTION.......................................2
2.1 Definitions ..............................................................2
2.2 Construction .............................................................8

ARTICLE III ELIGIBILITY AND PARTICIPATION.....................................8
3.1 Eligibility Requirements..................................................8
3.2 Notification of Eligibility...............................................9
3.3 Reentry of Prior Members..................................................9

ARTICLE IV CONTRIBUTIONS.....................................................10
4.1 Company Contributions....................................................10

ARTICLE V ADJUSTMENT OF INDIVIDUAL ACCOUNTS..................................11
5.1 Individual Accounts......................................................11
5.2 Method of Adjustment.....................................................12

ARTICLE VI ALLOCATIONS.......................................................13
6.1 Company Contribution.....................................................13
6.2 Allocation of Forfeitures................................................13
6.3 Notification to Members..................................................14
6.4 Maximum Annual Addition to Account or Benefit............................14

ARTICLE VII RETIREMENT.......................................................16
7.1 Normal or Late Retirement................................................16
7.2 Benefit 16

ARTICLE VIII DEATH...........................................................16
8.1 Designation of Beneficiary...............................................16
8.2 Benefit .................................................................17
8.3 No Beneficiary ..........................................................17

ARTICLE IX DISABILITY........................................................18
9.1 Benefit .................................................................18

ARTICLE X TERMINATION OF EMPLOYMENT AND FORFEITURES..........................18
10.1 Eligibility and Benefits................................................18
10.2 Time of Payment.........................................................19
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10.3 Forfeitures ............................................................19
10.4 Forfeiture for Cause....................................................19

ARTICLE XI WITHDRAWALS.......................................................20
11.1 Withdrawals ............................................................20

ARTICLE XII INVESTMENT OF THE TRUST FUND.....................................21
12.1 [deleted] ..............................................................21
12.2 Member Direction of Investment..........................................21
12.3 Conversion of Investments...............................................22

ARTICLE XIII ADMINISTRATION..................................................23
13.1 Appointment of Committee................................................23
13.2 Committee Powers and Duties.............................................24
13.3 Duties and Powers of the Plan Administrator.............................25
13.4 Rules and Decisions.....................................................26
13.5 Committee Procedures....................................................26
13.6 Authorization of Benefit Payments.......................................26
13.7 Payment of Expenses.....................................................26
13.8 Indemnification of Members of the Committee.............................27

ARTICLE XIV NOTICES..........................................................27
14.1 Notice to Trustee.......................................................27
14.2 Subsequent Notices......................................................27
14.3 Reliance upon Notice....................................................27

ARTICLE XV BENEFIT PAYMENTS..................................................28
15.1 Method of Payment.......................................................28
15.2 Time of Payment.........................................................28
15.3 Cash Out Distribution...................................................32
15.4 Minority or Disability Payments.........................................33
15.5 Distributions Under Domestic Relations Orders...........................33
15.6 Direct Rollover of Eligible Rollover Distributions......................35

ARTICLE XVI TRUSTEE..........................................................36
16.1 Appointment of Trustee..................................................36
16.2 Appointment of Investment Manager.......................................36
16.3 Responsibility of Trustee and Investment Manager........................37
16.4 Bonding of Trustee and Investment Manager...............................37

ARTICLE XVII AMENDMENT AND TERMINATION OF PLAN...............................38
17.1 Amendment of Plan.......................................................38
17.2 Termination of Plan.....................................................39
17.3 Suspension and Discontinuance of Contributions..........................39
17.4 Liquidation of Trust Fund...............................................39
17.5 Consolidation or Merger.................................................40
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ARTICLE XVIII GENERAL PROVISIONS.............................................40
18.1 No Employment Contract..................................................40
18.2 Manner of Payment.......................................................40
18.3 Nonalienation of Benefits...............................................41
18.4 Titles for Convenience Only.............................................41
18.5 Validity of Plan........................................................41
18.6 Plan Binding ...........................................................42
18.7 Return of Contributions.................................................42
18.8 Missing Members or Beneficiaries........................................42
18.9 Voting Rights ..........................................................43
18.10 Acquisition Loans......................................................45
18.11 Preretirement Diversification Rights...................................46
18.12 Qualified Military Service.............................................48

ARTICLE XIX TOP-HEAVY RULES..................................................49
19.1 Definitions ............................................................49
19.2 Determination of Top-Heavy Status.......................................50
19.3 Minimum Company Contribution............................................51
19.4 Minimum Vesting.........................................................52

ARTICLE XX FIDUCIARY PROVISIONS..............................................53
20.1 General Allocation of Duties............................................53
20.2 Fiduciary Duty .........................................................53
20.3 Fiduciary Liability.....................................................54
20.4 Co-Fiduciary Liability..................................................54
20.5 Delegation and Allocation...............................................54
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                             SOUTHWEST AIRLINES CO.
                               PROFIT SHARING PLAN

                                    PREAMBLE

         WHEREAS, SOUTHWEST AIRLINES CO., a corporation formed under the laws of the State of Texas (the "Company") has previously adopted a plan and trust designated as the Southwest Airlines Co. Profit Sharing Plan (the "Prior Plan"), effective January 1, 1973, which was subsequently amended and restated in its entirety, effective January 1, 1986, and again amended and restated in its entirety, effective January 1, 1991, as amended from time to time thereafter;

         WHEREAS, the Company now desires to continue the plan by again amending and restating the Prior Plan for compliance with the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and subsequent legislation, and to incorporate amendments which have previously been made to the plan;

         NOW, THEREFORE, in consideration of the premises and to carry out the purposes and intent as set forth above, the Prior Plan is hereby restated and amended in its entirety, superseded and replaced by this Plan, effective January 1, 1996, except as otherwise specifically provided herein. There will be no gap or lapse in time or effect between such plans, and the existence of a qualified plan and trust shall be continuous and uninterrupted.

         The terms and conditions of this restated Plan are as follows:

                                   ARTICLE I

                                    Purpose

         The purpose of this Plan is to reward Employees of the Company for their loyal and faithful service, to provide the Employees with a retirement benefit, and to provide funds for their beneficiaries in the event of death or disability. The Plan is designed to invest primarily in

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qualifying employer securities, as such term is defined in Section 4975(e)(7) of the Code, and is thus formally designated as an employee stock ownership plan and a money purchase defined contribution plan. The benefits provided by this Plan will be paid from a Trust Fund established by the Company and will be in addition to the benefits Employees are entitled to receive under any other programs of the Company and under the Social Security Act.

         This Plan and the separate related Trust forming a part hereof are established and shall be maintained for the exclusive benefit of the Members hereunder and their Beneficiaries. No part of the Trust Fund can ever revert to the Company, except as hereinafter provided, or be used for or diverted to purposes other than the exclusive benefit of the Members of this Plan and their Beneficiaries.

                                  ARTICLE II

                         Definitions and Construction

         2.1 Definitions: Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

                  (a) Affiliate: A member of a controlled group of corporations (as defined in Section 414(b) of the Code), a group of trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code), or an affiliated service group (as defined in Section 414(m) of the Code) of which the Company is a member, or any entity otherwise required to be aggregated with the Company pursuant to Section 414(o) of the Code and the regulations issued thereunder.

                  (b) Allocation Date: The date on which Company Contributions and forfeitures are to be allocated, such date to be the last day of each Plan Year.

                  (c) Annual Compensation: The total amounts paid by the Company or any Eligible Affiliate to an Employee as remuneration for personal services rendered during each Plan Year, including expense allowances (to the extent includible in the gross income of the Employee) and any amounts not includible in the gross income of the Employee pursuant to Sections 125 or 402(g)(1) of the Code, but excluding director's fees, expense reimbursements and nontaxable expense allowances, prizes and awards, items of imputed income contributions made by the Company under this Plan or any


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         other employee benefit plan or program it maintains, such as group insurance, hospitalization or like benefits, amounts realized or recognized from qualified or nonqualified stock options or when restricted stock or property held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and amounts, if any, paid to an Employee in lieu of a Company Contribution to this Plan in the event that such Company Contribution would constitute an annual addition, as defined in Section 415(c)(2) of the Code, in excess of the limitations under Section 415(c) of the Code. Annual Compensation shall include amounts otherwise includible, as provided above, which are paid by the Company or an Eligible Affiliate to the Employee through another person, pursuant to the common paymaster provisions of Sections 3121(s) and 3306(p) of the Code.

                  The Annual Compensation of each Member or former Member taken into account under the Plan for any Plan Year shall not exceed $150,000, as adjusted by the Secretary of the Treasury for increases in the cost of living at the time and in the manner set forth in Section 401(a)(17)(B) of the Code. Furthermore, for purposes of an allocation under the Plan based on Annual Compensation, Annual Compensation shall only include amounts actually paid to an Employee during the period he is a Member of the Plan.

                  (d) Beneficiary: A person designated by a Member or former Member to receive benefits hereunder upon the death of such Member or former Member.

                  (e) Break in Service: An Employee shall have a Break in Service for each Plan Year in which he completes less than 501 Hours of Service with the Company or an Eligible Affiliate unless he is on a leave of absence authorized by the Company or an Eligible Affiliate in accordance with its leave policy.

                  (f) Code: The Internal Revenue Code of 1986, as amended.

                  (g) Committee: The persons who may be appointed to administer the Plan in accordance with Article XIII.

                  (h) Common Stock: The common stock of the Company.

                  (i) Company: Southwest Airlines Co., or its successor or successors.

                  (j) Company Contributions: Contributions which are made by the Company for each Plan Year pursuant to the provisions of Section 4.1 hereof.

                  (k) Deductible Contributions: A Member's voluntary contributions, if any, to the Plan, made prior to January 1, 1987 and deductible by such Member for federal income tax purposes in accordance with Section 219 of the Internal Revenue Code, as then in effect.

                  (l) Deductible Contribution Account: A separate subaccount to which is credited a Member's Deductible Contributions, if any, and any earnings attributable thereto, adjusted to reflect any withdrawals, distributions or investment losses attributable thereto.


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                  (m) Disability: A physical or mental condition which, in the judgment of the Committee, totally and presumably permanently prevents the Employee from engaging in any substantial gainful employment with the Company or an Eligible Affiliate. A determination of Disability shall be based upon competent medical evidence satisfactory to the Committee. The Committee shall apply the rules with respect to Disability uniformly and consistently to all Employees in similar circumstances.

                  (n) Effective Date: January 1, 1996, except as otherwise specifically provided herein.

                  (o) Employee: Any person who is receiving remuneration for personal services rendered to the Company or any Eligible Affiliate, or who would be receiving such remuneration except for an authorized leave of absence; provided, however, that any individual whose conditions of employment are governed by a collective bargaining agreement between the Company and a labor union shall not be considered an Employee unless the collective bargaining agreement provides for coverage of such individual under the Plan. In no event shall any individual employed by TranStar Airlines or any other Affiliate or subsidiary of the Company be considered an Employee unless such Affiliate or subsidiary has specifically been designated by the Company as an Eligible Affiliate. Notwithstanding the foregoing, individuals whose conditions of employment are governed by a collective bargaining agreement which does not provide for coverage of such individual under the Plan shall nonetheless be deemed to be an Employee for purposes of crediting service pursuant to the provisions of subsections 2.1(t),
         (gg) and (kk) hereunder.

                  The term "Employee" shall also include any "leased employee," as such term is defined below, deemed to be an employee of an Employer or any Affiliate as provided in Sections 414(n) or (o) of the Code. The term "leased employee" means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient. Notwithstanding the foregoing, a leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan that provides: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement that are excludable from the employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B), or
         Section 403(b)of the Code, immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated work force.

                  (p) Employer Savings Account: A separate subaccount to which is credited a Member's Company Contributions and forfeitures, if any, and any earnings attributable


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         thereto, adjusted to reflect any withdrawals, distributions or investment losses attributable thereto.

                  (q) Entry Date: January 1st of each year.

                  (r) ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  (s) Fund or Trust Fund: All assets of whatsoever kind or nature held from time to time by the Trustee in the Trust forming a part of this Plan, without distinction as to income and principal and without regard to source, i.e., allocations, Company contributions, earnings, forfeitures or gifts.

                  (t) Hour of Service: An Hour of Service shall include all hours for which pay is received or for which an Employee is entitled to payment, whether worked or not, plus service credit on the basis of the number of his regularly scheduled working hours for any other period of absence for which the Employee is paid or entitled to payment and which is authorized by the Company in accordance with its uniform leave policy for vacation, holiday, sick leave, illness, Disability, layoff, military service or civic duty. In no event shall credit for the number of Hours of Service attributable to a single continuous period for which no duties are performed exceed 501. Service credit shall also be given for each other leave of absence authorized by the Company for which the Employee is paid or entitled to payment.

                  Hours of Service shall be computed on an equivalency basis, whereby for each month during which an Employee would be credited with at least one Hour of Service (or, in the case of flight attendants or pilots, one trip), such Employee shall be credited with one hundred ninety (190) Hours of Service.

                  These hours must be credited to Employees in the computation period during which the duties were performed, or, if no duties were performed, during which the applicable period of absence occurred, and not when paid, if different. Credit must also be given, without duplicating any hours described above, for each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Company or any Eligible Affiliate. These hours must be credited in the computation period or periods to which the award or agreement pertains rather than that in which the payment, award or agreement was made.

                  In determining the number of Hours of Service to be credited to an Employee in the case of a payment which is made or due to an Employee under the provisions of the paragraphs above, the Committee shall apply the rules set forth in Department of Labor Regulations 2530.200b-2(b) and (c), which rules are incorporated into and made a part of this Plan by reference.

                  Effective for Plan Years beginning after 1984, for purposes of determining whether an Employee has incurred a Break in Service as defined in Section 2.1(e), the Committee shall credit an Employee with Hours of Service during absence from work for maternity or paternity reasons which would otherwise have been credited to such


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         Employee but for such absence. For purposes of this Plan, an Employee shall be deemed to be on maternity or paternity leave if the Employee's absence from work is (1) by reason of the pregnancy of the Employee,
         (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be limited to the lesser of (1) the number necessary to prevent the Employee from incurring a Break in Service or (2) 501 Hours of Service. Hours of Service credited under this paragraph shall be credited in the Plan Year in which the absence begins, but if the Employee does not need those Hours of Service to prevent a Break in Service in the Plan Year in which the absence began, then they shall be credited in the immediately following Plan Year.

                  Hours of Service during the period prior to January 1, 1976 shall be determined from whatever records may be reasonably accessible to the Company and, if such records are insufficient, the Company may make whatever calculations are necessary to approximate Hours of Service for such period in a manner uniformly applicable to all Employees similarly situated. These provisions shall be construed by resolving any questions or ambiguities in favor of crediting Employees with Hours of Service.

                  (u) Individual Account: The account or record maintained by the Committee showing the monetary value of the individual interest in the Trust Fund of each Member, former Member and Beneficiary.

                  (v) Investment Managers: The qualified and acting Investment Managers, as defined in ERISA, who under this Plan may be appointed by the Company to invest and manage Plan assets as fiduciaries.

                  (w) Member: An Employee who has met the eligibility requirements for participation in this Plan, as set forth in Article III hereof.

                  (x) Named Fiduciary: The Committee shall be the Named Fiduciary designated to manage the operation and administration of the Plan.

                  (y) Nondeductible Contributions: A Member's voluntary contributions, if any, to the Plan, made prior to January 1, 1987, which are not deductible by such Member for federal income tax purposes.

                  (z) Nondeductible Contribution Account: A separate subaccount to which is credited a Member's Nondeductible Contributions, if any, and any earnings attributable thereto, adjusted to reflect any withdrawals, distributions or investment losses attributable thereto.

                  (aa) Normal Retirement Date: The date on which a Member attains the age of fifty-nine and one-half (59 1/2) years.

                  (bb) Plan: Southwest Airlines Co. Profit Sharing Plan, as amended from time to time.


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                  (cc) Plan Administrator: Such person or persons as designated by the Committee, which shall be the Committee unless and until it designates such other person or persons.

                  (dd) Plan Year: The annual period beginning January 1st and ending December 31st, both dates inclusive of each year.

                  (ee) Prior Plan: The Southwest Airlines Co. Profit Sharing Plan, effective January 1, 1973, as heretofore amended and restated from time to time.

                  (ff) Retirement: Termination of employment after a Member has reached his Normal Retirement Date. Retirement shall be considered as commencing on the day immediately following a Member's last day of employment.

                  (gg) Service: A period or periods of employment by an Employee used in determining eligibility for Plan participation or in determining the amount of benefits. If the Company is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), is one of a group of trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code), is a member of an affiliated service group (as defined in Section 414(m) of the Code) or is otherwise required to be aggregated with any entity pursuant to Section 414(o) of the Code and the regulations issued thereunder, then Service shall include any employment with any such Affiliate from and after the date such entity becomes an Affiliate, including Service prior to the Effective Date.

                  (hh) Trust: Southwest Airlines Co. Profit Sharing Trust, as amended from time to time, the Trust established to hold and invest contributions made under the Plan and Prior Plan for the exclusive benefit of the Members included in the Plan from which the benefits will be distributed.

                  (ii) Trustee: The qualified and acting Trustee under the Trust, who shall be the fiduciary designated to invest and manage the Plan assets, other than those which may be managed exclusively by an Investment Manager, and to operate and administer the Trust Fund.

                  (jj) Valuation Date: Each business day on which the financial markets are open for trading activity.

                  (kk) Vesting Service: Vesting Service is the period of employment used in determining eligibility for benefits. A year of Vesting Service shall be granted for each Plan Year in which an Employee has completed 1,000 or more Hours of Service with the Company or an Affiliate, subject to the following exceptions:

                           (i) Vesting Service prior to January 1, 1973 shall be
                  excluded.

                           (ii) Vesting Service completed after December 31,
                  1972 and prior to January 1, 1976 shall be excluded if such service would have been disregarded under the break in service rules of the Prior Plan, as then in effect. For this


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                  purpose, break in service rules are those rules which result in the loss of prior vesting because of service termination or failure to complete a required period of service within a specified time.

                           (iii) In the case of an Employee who has a Break in
                  Service, his years of Vesting Service before such Break in Service shall not be taken into account until he has completed a year of Vesting Service following his reemployment. Prior to January 1, 1985, in the case of an Employee who has any Break in Service, all years of Vesting Service incurred after such Break shall be disregarded for purposes of measuring years of Vesting Service before such Break. However, effective January 1, 1985, and thereafter, in the case of an Employee who has five (5) or more consecutive Breaks in Service, all years of Vesting Service incurred after such Breaks in Service will be disregarded for purposes of measuring years of Vesting Service before such Breaks in Service.

                           (iv) Prior to January 1, 1985, if an Employee who
                  does not have any nonforfeitable right to his Employer Savings Account incurs a period of consecutive Breaks in Service that equals or exceeds the aggregate number of years of Vesting Service incurred before such period, then all of his prior years of Vesting Service before such period shall no longer be credited to him. However, effective January l, 1985, and thereafter, if an Employee who does not have any nonforfeitable right to his Employer Savings Account incurs a period of consecutive Breaks in Service that equals or exceeds the greater of (1) five or (2) the aggregate number of years of Vesting Service incurred before such period, then all of his prior years of Vesting Service before such period shall no longer be credited to him.

                  (ll) Eligible Affiliate: An Affiliate, the employees of which the Company has specifically designated as being eligible to participate in the Plan.

         2.2 Construction: The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or section. The Plan and Trust shall each form a part of the other by reference and terms shall be used therein interchangeably.

                                  ARTICLE III

                         Eligibility and Participation

         3.1 Eligibility Requirements: Every Employee on the Effective Date, who was a Member in the Prior Plan on the day before the Effective Date, shall continue to be a Member in


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the Plan. Every other Employee shall be eligible to become a Member in the Plan as of the first Entry Date concurrent with or next following his employment commencement date or the date on which his employer became an Eligible Affiliate, whichever is later. The employment commencement date is the first day for which an Employee is entitled to be credited hereunder with an Hour of Service. Non-resident aliens who receive no earned income from the Company which constitutes income from sources within the United States shall not be eligible to participate in the Plan.

         3.2 Notification of Eligibility: The Committee shall promptly notify in writing each Employee of his qualification as a Member and shall furnish each new Member a copy of such explanation of the Plan as the Committee shall provide for that purpose. Any Employee who is eligible to become a Member may elect to participate in the Plan upon the date on which he first becomes eligible by executing and filing with the Committee, prior to or upon such date, an application form furnished by the Committee. An Employee who does not become a Member on the date on which he first becomes eligible may become a Member on any subsequent Entry Date by executing and filing with the Committee, prior to or upon such date, an application form furnished by the Committee.

         3.3 Reentry of Prior Members: An Employee who terminates employment after becoming a Member hereunder shall be eligible to participate immediately upon his completion of one Hour of Service following his reemployment by the Company or an Eligible Affiliate. An Employee who terminates employment after satisfying the requirements of Section 3.1 hereof, but prior to the first Entry Date following the satisfaction of such requirements, shall be eligible to participate immediately upon his completion of one Hour of Service following his


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


reemployment by the Company or an Eligible Affiliate, or, if later, the first Entry Date following the satisfaction of such requirements.

                                   ARTICLE IV

                                 Contributions

         4.1 Company Contributions: For each Plan Year, the Company shall contribute to the Trust Fund a contribution for each Member and former Member who is entitled to have a contribution made on his behalf for such Plan Year, as set forth in Section 6.1 hereof. The contribution made on behalf of each Member and former Member so entitled shall be that uniform percentage (but in no event less than one-tenth of one percent (.1%)) of the Annual Compensation of each such Member and former Member that is cumulatively equal to 15% of ANP, with such cumulative amount reduced by the contribution made to the Southwest Airlines Co. Deferred Compensation Plan for Pilots for such Plan Year pursuant to section 3.2 thereof.

         For purposes of the foregoing, ANP is the operating profit of the Company for such Plan Year. As used herein, the term 'operating profit' of the Company for any Plan Year shall mean its income for such Plan Year before income taxes, derived in accordance with generally accepted accounting principles, and as set forth in the Company's audited statement of income included in the annual report to shareholders, before provision for any contribution to this Plan, excluding (1) nonoperating and non-recurring gains or losses not arising from the Company's usual business operations, including gains or losses from the sale or exchange of capital assets, as set forth in the Company's audited statement of income, and (2) profits or losses incurred by TranStar or any separately definable division of the Company; provided, however that notwithstanding the foregoing, profits and losses incurred by Morris Air Corporation shall be taken into account for Plan Years beginning after December 31, 1993. In no event shall the


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


Company Contribution for a Plan Year exceed the total amount deductible as a Plan contribution for such Plan Year under the applicable provisions of the Code.

         The contribution shall be made either (1) in cash, (2) in Common Stock having a fair market value equal to the amount of the contribution, or (3) in cash and Common Stock having an aggregate fair market value equal to the amount of the contribution. The fair market value of any Common Stock contributed shall be based on the mean of the reported high and low sales prices of Common Stock on the New York Stock Exchange-Composite Tape on the day of the contribution to the Plan; except however, if the Company acquires Common Stock on the open market and contributes it to the Plan immediately following the settlement date, then the fair market value of the contribution shall be equal to the cost paid by the Company for the Common Stock, including commissions and other expenses which the Trustee would incur in the acquisition of Common Stock if the Trustee acquired the Common Stock directly. Any portion of the contribution made in Common Stock may be made in the form of authorized but unissued shares or shares previously issued and reacquired by the Company.

         Company Contributions shall be added to and become a part of the Trust Fund, and, as of each Allocation Date, shall be credited to the Individual Accounts of the Members, as provided in Section 6.1 hereof.

                                   ARTICLE V

                       Adjustment of Individual Accounts

         5.1 Individual Accounts: The Committee shall establish an Individual Account for each Member showing the monetary value of the individual interest in the Trust Fund of each Employee, former Employee and Beneficiary. The Individual Account of each Member shall be composed of an Employer Savings Account, to which Company Contributions and forfeitures, if any, shall be credited. In addition, if a Member was at any time prior to the Effective Date a member of the Prior Plan who, prior to January 1, 1987, made voluntary Deductible Contributions or Nondeductible Contributions, his Individual Account shall include a Deductible Contribution Account and/or Nondeductible Contribution Account, as applicable. Such accounts are primarily for accounting purposes and do not require a segregation of the Trust Fund, except as otherwise provided herein.

         5.2 Method of Adjustment: As of each Valuation Date, before any restoration of accounts as required pursuant to Section 15.3 hereof and before taking into account the contributions of the Company and forfeitures for the period since the last preceding Valuation Date, the Committee or the Trustee, as directed by the Committee, shall value the assets of each investment fund and adjust the Individual Accounts of all Members who have elected to participate in such investment fund as follows:

                  (a) The Committee shall determine the market value of the investment fund, including the effect of expenses of administration and other charges against such investment fund since the last Valuation Date.

                  (b) The Committee shall determine the total aggregate value of all Individual Accounts participating in the investment fund as shown in its records as of the prior Valuation Date. The Individual Account balances of Employees, former Employees and Beneficiaries shall be reduced by any amounts paid to them from the investment fund since the last Valuation Date.

                  (c) The Committee shall then adjust the value of each Individual Account participating in the investment fund by crediting each Individual Account with its proportion of the difference between
         (a) and (b) if (a) is the larger or charging it with its proportion of the difference between (a) and (b) if (b) is larger; the proportion to be so credited or charged to each Individual Account shall be calculated by multiplying the difference between (a) and (b) by a fraction, the numerator of which is the then value of said Individual Account and the denominator of which is the then aggregate value of all Individual Accounts participating in such investment fund.

                                   ARTICLE VI

                                  Allocations

         6.1 Company Contribution: As of each Allocation Date, but after any adjustment of Individual Accounts, as provided in Section 5.2, and other applicable provisions herein, the Committee shall credit the Company Contribution, as described in Section 4.1 hereof, for the Plan Year ending with said Allocation Date to the Individual Accounts of all Members and former Members, except those Members and former Members who: (a) failed to complete at least 1,000 Hours of Service during such Plan Year or (b) terminated employment prior to the Allocation Date and who do not have any nonforfeitable right to a benefit hereunder.

         6.2 Allocation of Forfeitures: If a Member or former Member forfeits a portion of his Individual Account as provided in Section 10.3 hereof, then said forfeited amount shall be used first to restore the Individual Accounts of rehired Members, as required under Section 15.3 hereof. Any remaining forfeitures shall be allocated as soon as practicable following the Plan Year in which said forfeiture occurs among the Individual Accounts of the Members and former Members who are eligible to have a Company contribution credited on their behalf for such Plan Year, as set forth in Section 6.1 hereof. The amount of the forfeiture allocated under this Section 6.2 to the Individual Account of such Member or former Member shall be in the proportion that his Annual Compensation for the Plan Year in which the allocation occurs bears to the total Annual Compensation for such Plan Year of all such Members and former Members.

If a Member or former Member who does not have any nonforfeitable right to his Individual Account terminates his employment and thereby forfeits his Individual Account, then in the event such Member or former Member is reemployed before he has incurred five (5) or more consecutive Breaks in Service, his Individual Account which was forfeited shall be restored by the Company at the time of his reemployment.

         6.3 Notification to Members: At least annually, the Committee shall advise each Member, former Member and Beneficiary for whom an Individual Account is held hereunder of the then balance in such account.

         6.4 Maximum Annual Addition to Account or Benefit:

                  (a) Limitations. If the Employer maintains this Plan and one or more other qualified defined contribution plans, the Annual Additions (as defined in subsection (b) below) allocated under this Plan to any Member's Individual Account shall be limited in accordance with the allocation provisions of this subsection 6.4(a).

                  The amount of the Annual Additions which may be allocated under this Plan to the Individual Account of any Member as of any Allocation Date, together with Annual Additions allocated on behalf of any such Member under any other defined contribution plan of the Employer for the Limitation Year (as defined in subsection (b) below) in which such Allocation Date occurs, shall not exceed the Maximum Permissible DC Amount (as defined in subsection (b) below), based upon Annual Compensation up to such Allocation Date for such Limitation Year.

                  If the Annual Additions allocated on behalf of a Member or former Member under this Plan and any other defined contribution plan of the Employer are to be reduced as of any Allocation Date as a result of exceeding the limitations described in the next preceding two paragraphs, such reduction shall be, to the extent required, effected by first reducing the Annual Additions to be allocated on behalf of such Member or former Member under this Plan as of such Allocation Date.

                  If as a result of the first three paragraphs of this subsection 6.4(a) the allocation of Annual Additions under this Plan is to be reduced, such reduction shall be allocated to a suspense account as of such Allocation Date and held therein until the next succeeding Allocation Date on which Company Contributions and forfeitures could be allocated under the provisions of the Plan, at which time such reduction shall be allocated and reallocated to the Individual Accounts of Members hereunder (in accordance with the provisions of Section 6.1 hereof and subject to the limitations of this Section 6.4) before any Company Contributions may be made to the Plan for the limitation year ending on such Allocation Date. In the event of termination of the Plan, the suspense account shall revert to the Company to the extent it may not be allocated to any Individual Account. If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust Fund's investment gains and losses.

                  (b) Definitions Applicable to Section 6.4. For purposes of
         Section 6.4, the following definitions shall apply:

                           (1) Annual Additions: Annual Additions are the sum of
                  the following amounts allocated on behalf of a Member or former Member for a Limitation Year:

                                    (i) all Employer contributions;

                                    (ii) all forfeitures;

                                    (iii) all Employee contributions; and

                                    (iv) amounts allocated after March 31, 1984,
                           to an individual medical benefit account, as defined in Code Section 415(1)(2) which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e) maintained by the Employer.

                           The Annual Additions for any Limitation Year
                  beginning before January 1, 1987, shall not be recomputed to treat all Employee Contributions as Annual Additions.

                           (2) Employer: Employer shall mean, in addition to the
                  Company (as defined in Section 2.1(i) hereof, all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m)) of which the Company is a part, and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

                           (3) Limitation Year: The Limitation Year shall be the
                  twelve (12) consecutive month period ending on the last day of December or any other twelve (12) consecutive month period for all qualified plans of the Company pursuant to a written resolution the Company adopts.

                           (4) Maximum Permissible DC Amount: The Maximum
                  Permissible DC Amount for a given Limitation Year is equal to the lesser of (i) 25% of Annual Compensation (excluding contributions made by the Employer pursuant to a salary reduction agreement under a plan subject to Code Section 401(k) or Code Section 125) for such Limitation Year or (ii) $30,000. Effective January 1, 1998, the Maximum Permissible DC Amount for a given Limitation Year is equal to the lesser of
                  (i) 25% of Annual Compensation for such Limitation Year or
                  (ii) $30,000. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the $30,000 referred to in the previous sentence is multiplied by a fraction, the numerator of which is equal to the number of months in the short Limitation Year and the denominator of which is twelve.

                                  ARTICLE VII

                                   Retirement

         7.1 Normal or Late Retirement: A Member, upon reaching his Normal Retirement Date for the purposes of this Plan, shall be one hundred percent (100%) vested in his Individual Account and such amount contained therein shall be nonforfeitable. If a Member continues in the employment of the Company beyond his Normal Retirement Date, he shall continue to participate in the Plan.

         7.2 Benefit: Upon Retirement (whether normal or late Retirement in accordance with Section 7.1), a Member shall be entitled to the entire amount to the credit of his Individual Account as of the Valuation Date concurrent with or next following his date of Retirement, including his portion, if any, of Company Contributions and forfeitures allocated after his date of Retirement, adjusted for earnings and losses, if any, which accrue to the Valuation Date immediately preceding the date of distribution, if later. Upon his Retirement under this
Article VII, a Member shall receive the benefits to which he is entitled at the time and in the manner provided in Article XV hereof.

                                  ARTICLE VIII

                                     Death

         8.1 Designation of Beneficiary: Each Member and former Member may, from time to time, designate one or more Beneficiaries and alternate Beneficiaries to receive benefits pursuant to this Article in the event of the death of such Member or former Member. Such designation shall be made in writing upon a form provided by the Committee and shall only be effective when filed with the Committee. The last such designation filed with the Committee shall control.

         If a Member is married, his spouse shall automatically be his Beneficiary; provided, however, a Beneficiary other than his spouse may be designated if (1) his spouse consents in writing to such designation, the consent acknowledges the effect of such designation and the designation is witnessed by a member of the Committee or a notary public, or (2) it is established to the satisfaction of the Committee that there is sufficient reason why the consent may not be obtained.

         8.2 Benefit: Subject to the requirements of Section 18.11 hereof, upon the death of a Member or former Member, his designated Beneficiary shall be entitled to the entire amount to the credit of his Individual Account as of the Valuation Date concurrent with or next following his date of death, including his portion, if any, of Company Contributions and forfeitures allocated after the date of his death, adjusted for earnings and losses, if any, which accrue to the Valuation Date immediately preceding the date of distribution, if later. Payment shall be made at the time and in the manner provided in Article XV hereof.

         8.3 No Beneficiary: If a Member or former Member dies without a designated Beneficiary surviving him, or if all his Beneficiaries die before receiving the payment to which they are entitled, then any amounts to which such Member, former Member or Beneficiary is entitled hereunder shall be paid to his estate.

         For the purpose of this Plan, the production of a certified copy of the death certificate of any Employee or other person shall be sufficient evidence of death, and the Committee shall be fully protected in relying thereon. In the absence of such proof, the Committee may rely upon such other evidence of death as it deems necessary or advisable.

                                   ARTICLE IX

                                   Disability

         9.1 Benefit: In the event of the Disability of a Member or former Member, he shall be entitled to the entire amount to the credit of his Individual Account as of the Valuation Date concurrent with or next following the date on which his termination of employment occurs as a result of his Disability, including his portion, if any, of Company Contributions and forfeitures allocated after the date of his termination of employment, adjusted for earnings and losses, if any, which accrue to the Valuation Date immediately preceding the date of distribution, if later. Payments shall be made at the time and in the manner provided in Article XV hereof.

                                   ARTICLE X

                   Termination of Employment and Forfeitures

         10.1 Eligibility and Benefits: If a Member's employment with the Company and all Eligible Affiliates shall terminate for any reason other than his Retirement Under Article VII, death under Article VIII, or Disability under
Article IX, such Member shall be entitled to all of his Nondeductible Contribution Account and Deductible Contribution Account and to a percentage of the amount in his Employer Savings Account as of the Valuation Date concurrent with or next following the date on which his termination of employment occurs, including his portion, if any, of Company Contributions and forfeitures allocated after the date of his termination of employment, adjusted for earnings and losses, if any, which accrue to the Valuation Date immediately preceding the date of distribution, if later. The percentage of a Member's Employer Savings Account to which he is entitled shall be determined in accordance with the following schedule:

                                               Percentage
          Completed Years of Vesting Service    Payable
          ----------------------------------   ----------

                   Less than 5 years                0%
                   5 years or more                100%

         The vesting schedule set forth above shall only apply to Members who have at least one (1) Hour of Service after December 31, 1988.

         The provisions of this Section shall be subject to the provisions of
Section 17.3 hereof, which shall be given full effect.

         10.2 Time of Payment: The amount to which a Member shall be entitled under Section 10.1 shall be paid to him at the time and in the manner provided in Article XV hereof.

         10.3 Forfeitures: A Member to whom Section 10.1 is applicable shall forfeit that portion of the amount in his Individual Account to which he is not entitled under Section 10.1 and the amount thus forfeited shall remain in the Trust Fund and shall be allocated pursuant to the provisions of Section 6.2. A Member who does not have any nonforfeitable right to his Individual Account shall be deemed to have received a cashout distribution pursuant to Section 15.3 hereof, and shall forfeit the amount in such Individual Account in the Plan Year in which his termination of employment occurs.

         10.4 Forfeiture for Cause: In the event a Member who has not completed at least five (5) years of Vesting Service is discharged due to his dishonest or criminal act (proven by conclusive evidence to the unanimous satisfaction of the Committee) or due to embezzlement, fraud, or dishonesty against and damaging to the Company whereby the reasons for such discharge are confirmed by resolution of the board of directors or other governing authority of the Company, the entire amount credited to the benefit of such Member in his Company Matching Contribution Account shall be forfeited and neither he nor his Beneficiary shall be entitled to any benefit hereunder with respect to such amounts. Likewise, any amounts credited, but not distributed, to the Employer Savings Account of a former Member who has not completed at least five (5) years of Vesting Service shall be forfeited upon the discovery of any embezzlement, fraud or dishonesty of such former Member against and damaging to the Company. Notwithstanding the foregoing, in the event the Plan is top-heavy for any Plan Year pursuant to
Section 19.2 hereof, the provisions of Section 19.4 shall supersede this Section
10.4 and shall be controlling for all purposes hereunder.

                                   ARTICLE XI

                                  Withdrawals

         11.1 Withdrawals:

                  (a) Nondeductible and Deductible Contribution Accounts. Effective as of any Valuation Date, a Member may, upon prior written notice to the Committee within the time period established by the Committee for such elections, elect to withdraw from his Nondeductible and Deductible Contribution Accounts any or all of the balance thereof, as of such Valuation Date. If a Member timely elects such a withdrawal, distribution shall be made as soon as practicable following such Valuation Date.

                  (b) Employer Savings Account. Subject to the requirements of
         Section 18.11 hereof, on or after the date on which he attains Normal Retirement Age, a Member who remains employed by the Company or any Eligible Affiliate shall have the right at any one time prior to the close of any Plan Year to elect in writing, within the time period established by the Committee for such elections, to withdraw all, but not less than all, of his vested interest (determined pursuant to Section 10.1 hereof, without regard to Articles VII, VIII or IX hereof, as if he had terminated his employment as of the end of such Plan Year for a reason other than Disability, Retirement or death) in his Employer Savings Account as of the end of such Plan Year. A Member who makes an election under this subsection (b) shall be entitled to have credited to his Employer Savings Account his allocable share of the Company Contributions and forfeitures for the Plan Year in which the election is made. An electing Member's vested interest shall be distributed to him in one lump sum within ninety (90) days after the close of the Plan Year in which such election is made, or, if later, the date as of which the value of the Member's Employer Savings Account is finally determined. Partial payment may be made, however, prior to that date in the sole and absolute discretion of the Committee; provided, however, in no event shall any partial payment be made if full payment would be made to the Member in more than one taxable year. A Member who makes an election under this subsection (b) shall be prohibited from participating further in the Plan (and no Company Contributions or forfeitures shall be allocated to his Employer Savings Account) until the first day of the first Plan Year beginning one year after the end of the Plan Year in which the Member's election under this subsection (b) was made.

                                  ARTICLE XII

                          Investment of the Trust Fund

         12.1 [deleted]:

         12.2 Member Direction of Investment: Each Member shall have the right to direct the Committee to instruct the Trustee to invest any whole percentage, up to one hundred percent (100%), of such Member's current Company Contributions and forfeitures in one or more of such investment media as the Committee may designate from time to time. The Committee shall be authorized at any time and from time to time to modify, alter, delete or add to the funds available for investment at the direction of a Member. In the event a modification occurs, the Committee shall notify those Members whom the Committee, in its sole and absolute discretion, determines are affected by the change, and shall give such persons such additional time as is determined by the Committee to designate the manner and percentage in which amounts invested in those funds thereby affected shall be invested.

         The Committee shall not be obligated to substitute funds of similar investment criteria for existing funds, nor shall it be obligated to continue the types of investments presently available to the Members. Nothing contained herein shall constitute any action by the Committee as a direction of investment of the assets or an attempt to control such direction.

         Any Member, on or before his entry into the Plan, within the time period established by the Committee, may designate the manner and the percentage in which the Member desires the Trustee to invest his current Company Contributions and forfeitures, pursuant to the provisions set forth above, which designation shall continue in effect until revoked or modified by the Member. If a Member fails to designate the investment of his current Company Contributions and forfeitures on or before his entry into the Plan, or if a Member wishes to change such designation, the Member may make such designation or change, within the time period established by the Committee, to become effective for all such future contributions and forfeitures, and such designation or change shall continue in effect until revoked by the Member in accordance with this Plan.

         In the event the nature of any fund shall, in the opinion of the Committee, change, then the Committee shall notify those Members who the Committee, in its sole and absolute discretion, determines are affected by the change, who shall have a reasonable period of time, s determined by the Committee, to designate the manner and the percentages in which amounts invested in those funds affected by the change shall be invested.

         Any amounts not directed by a Member for investment shall be invested in the fund or funds designated by the Committee, in its sole and absolute discretion. The provisions of this Section 12.2 shall be subject to such administrative rules as may be established by the Committee. All investment designations shall be made in the manner prescribed by the Committee.

         The Committee shall maintain separate subaccounts in the name of each Member within his Individual Account to reflect such Member's accrued benefit attributable to his directed investment in the above investment media.

         12.3 Conversion of Investments:

                  (a) Member's Individual Account. Effective as of any Valuation Date, within the time period prior thereto established by the Committee, and subject to any restrictions on transfer imposed under particular investment funds, a Member may, pursuant to guidelines established by the Committee, direct the Committee to instruct the Trustee to convert any whole percentage, up to one hundred percent (100%), of the amount in such Member's Individual Account which is invested in any of the investment media set forth in Section 12.2 hereof into one or more other of such investment media. Such direction shall be effective as soon as practicable following the date of receipt by the Committee of such direction to convert.

                  (b) Conversion Directions. A direction to convert by any eligible Member shall be irrevocable and shall be made in the manner prescribed by the Committee within the time period established by the Committee. Any conversion of investments pursuant to this Section 12.3 shall not affect a Member's direction of investments with respect to his future contributions and forfeitures pursuant to Section 12.2.

                  (c) Direction of Spouse. If a Member's spouse who is not a Member in this Plan acquires an interest in a Member's Individual Account pursuant to a qualified domestic relations order, then the Member's spouse may direct the Committee to convert the investment of the interest to which such spouse is thus entitled in the same manner and at the same time as the Member may direct a conversion of investments, as provided above. If such spouse becomes a Member of the Plan, the spouse shall be entitled to convert such investments in accordance with the rights of Members in the Plan.

                  If such spouse becomes a Member of the Plan, the spouse shall be entitled to convert such investments in accordance with the rights of Members in the Plan.

                  (d) Miscellaneous. The Committee is authorized to establish such other rules and regulations, including adding additional times to convert investments, as it determines are necessary to carry out the provisions of Sections 12.2 and 12.3, the specific dates of conversion to be determined by the Committee, and all earnings on the Member's investments after such dates shall be allocated in accordance with the Member's Employer Savings Account, as adjusted on such dates. The Committee shall be authorized to modify the allocations of earnings, provided such change is made on a reasonable and nondiscriminatory basis.

                                  ARTICLE XIII

                                 Administration

                  13.1 Appointment of Committee: The Plan shall be administered by a Committee consisting of at least three or more persons who shall be appointed by and serve at the pleasure of the board of directors of the Company. All usual and reasonable expenses of the Committee shall be paid by the Trustee out of the principal or income of the Trust and, to the extent not so paid, shall be paid by the Company. The members of the Committee shall not receive compensation with respect to their services for the Committee. The members of the Committee may serve without bond or security for the performance of their duties hereunder unless applicable law makes the furnishing of such bond or security mandatory or unless required by the Company. Any member of the Committee may resign by delivering his written resignation to the Company and to the other members of the Committee.

                  13.2 Committee Powers and Duties: The Committee shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

                  (b) to prescribe procedures to be followed by distributees in obtaining benefits;

                  (c) to make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing thereon;

                  (d) to receive from the Company, Eligible Affiliates, and from Members such information as shall be necessary for the proper administration of the Plan;

                  (e) to delegate to one or more of the members of the Committee the right to act in its behalf in all matters connected with the administration of the Plan and Trust;

                  (f) to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

                  (g) to appoint or employ for the Plan any agents it deems advisable, including, but not limited to, legal counsel; and

                  (h) to take any and all further actions from time to time as the Committee, in its sole and absolute discretion, shall deem necessary for the proper administration of the Plan.

         The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan, nor to waive or fail to apply any requirements of eligibility for benefits under the Plan. The Committee shall have full and absolute discretion in the exercise of each and every aspect of its authority under this Plan, including without limitation, all of the rights, powers and authorities specified in this Section 13.2 and, if applicable, in Section 13.3 hereof.

         A majority of the members of the Committee shall constitute a quorum for the transaction of business. No action of the Committee shall be taken except upon a majority vote of the Committee members, other than as described in subparagraph (e) above. An individual shall not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved. If, in any case in which a Committee member is so disqualified to act, and the remaining members cannot agree, the board of directors of the Company will appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

         13.3 Duties and Powers of the Plan Administrator: The Plan Administrator shall have such powers as may be necessary to discharge his duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (a) to file with the Secretary of Labor the annual report, plan description, summary plan description, and other pertinent documents which may be requested by the Secretary;

                  (b) to file with the Secretary of Labor such terminal and supplementary reports as may be necessary in the event of the termination of the Plan;

                  (c) to furnish each Member, former Member and each Beneficiary receiving benefits hereunder a summary plan description explaining the Plan;

                  (d) to furnish any Member, former Member or Beneficiary, who requests in writing, statements indicating such Member's, former Member's or Beneficiary's total accrued benefits and nonforfeitable benefits, if any;

                  (e) to furnish to a Member a statement containing information contained in a registration statement required by Section 6057(a)(2) of the Code;

                  (f) to maintain all records necessary for verification of information required to be filed with the Secretary of Labor;

                  (g) to allocate the assets of the Plan available to provide benefits to Members in the event the Plan should terminate; and

                  (h) to report to the Trustee all available information regarding the amount of benefits payable to each Member, the computations with respect to the allocation of assets, and any other information which the Trustee may require in order to terminate the Plan.

         13.4 Rules and Decisions: The Committee may adopt such rules as it deems necessary or desirable. All rules and decisions of the Committee shall be uniformly and consistently applied to all Employees in similar circumstances. The Committee is required to provide a notice in writing to any person whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial. The Committee shall adopt rules or procedures to carry out the intent of this Section and to provide a basis for a full and fair review by the Committee of the decision denying the claim and provide such person with an opportunity to supply any evidence he has to sustain the claim.

         13.5 Committee Procedures: The Committee may adopt such bylaws as it deems desirable. The Committee shall elect one of its members as chairman. The Committee shall advise the Trustee of such election in writing. The Committee shall keep a record of all meetings and forward all necessary communications to the Trustee.

         13.6 Authorization of Benefit Payments: The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan. The Committee shall keep on file, in such manner as it may deem convenient or proper, all reports from the Trustee.

         13.7 Payment of Expenses: All expenses incident to the administration, termination or protection of the Plan and Trust, including but not limited to, actuarial, legal, accounting, and Trustee's fees, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a first and prior claim and lien against the Trust Fund. To the extent such expenses are not paid by the Trustee from the Trust Fund, they shall be paid by the Company.

         13.8 Indemnification of Members of the Committee: The Company shall, to the maximum extent permitted under the Company's bylaws, indemnify the members of the Committee against liability or loss sustained by them by an act or failure to act in their capacity as members of the Committee.

                                  ARTICLE XIV

                                    Notices

         14.1 Notice to Trustee: As soon as practicable after a Member ceases to be in the employ of the Company for any of the reasons set forth in Articles VII through X, inclusive, the Committee shall give written notice to the Trustee, which notice shall include such of the following information and directions as are necessary or advisable under the circumstances:

                  (a) name and address of the Member;

                  (b) name and address of the Beneficiary or Beneficiaries in case of a Member's death;

                  (c) amount to which Member is entitled in case of termination of employment pursuant to Article X; and

                  (d) manner and amount of payments to be made pursuant to
         Article XV.

         If a former Member dies, the Committee shall give a like notice to the Trustee, but only if the Committee learns of his death.

         14.2 Subsequent Notices: At any time and from time to time after giving the notice as provided for in Section 14.1, the Committee may modify such original notice or any subsequent notice by means of a further written notice or notices to the Trustee; but, any action theretofore taken or payments theretofore made by the Trustee pursuant to a prior notice shall not be affected by a subsequent notice.

         14.3 Reliance upon Notice: Upon receipt of any notice as provided in this Article, the Trustee shall promptly take whatever action and make whatever payments are called for therein, it being intended that the Trustee may rely upon the information and directions in such notice absolutely and without question. However, the Trustee may call to the attention of the Committee any error or oversight which the Trustee believes to exist in any notice.

                                   ARTICLE XV

                                Benefit Payments

         15.1 Method of Payment: As soon as practicable after a Member, former Member or Beneficiary is entitled to receive benefits hereunder, as provided in Articles VII, VIII, IX or X and this Article XV, the Committee shall give written notice to the Trustee. Such benefits shall be paid to the Member, former Member or his Beneficiary in a lump sum. Any benefit payable hereunder will be paid in cash or in whole shares of Common Stock, as elected by the Member, former Member or Beneficiary; provided, however, that such benefit shall in any event be paid in whole shares of Common Stock to the extent that such Member's, former Member's or Beneficiary's Individual Account is invested in Common Stock, pursuant to Article XII hereof. Any fractional shares of Common Stock shall be converted to, and paid, in cash.

         15.2 Time of Payment: Distribution of a Member's benefits shall commence as soon as administratively practicable, but in no event later than one
(1) year, after the Valuation Date coincident with or immediately following the date on which a Member, former Member or Beneficiary shall become entitled to receive a benefit hereunder. Notwithstanding the foregoing, if the nonforfeitable portion of a Member's or former Member's Individual Account exceeds (or at the time of any prior distribution exceeded) Three Thousand Five Hundred and No/100 Dollars ($3,500.00) in Plan Years beginning prior to January 1, 1998, or Five Thousand and No/100 Dollars ($5,000.00) for Plan Years beginning on or after January 1, 1998, no distributions may commence without the consent of the Member or former Member until he attains age sixty-two (62). The Committee shall notify the Member or former Member of the right to defer any distribution until the date on which he attains age sixty-two (62). Such notification shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date. The annuity starting date is the first day of the first period for which a benefit is paid hereunder. Notwithstanding the foregoing, the consent of the Member or former Member shall not be required to the extent that a distribution is required to satisfy Section 415 of the Code. In addition, upon termination of this Plan, if the Plan does not then offer an annuity option, the Member's or former Member's Individual Account may, without his consent, be distributed to the Member or former Member or transferred to another defined contribution plan maintained by an Affiliate.

         Distributions shall be made no later than the required beginning date, which, effective January 1, 1997, is April 1st of the calendar year following the later of: (a) the calendar year in which a Member attains age 70 1/2, or (b) the calendar year in which a Member retires; provided that if a Member is a Five Percent (5%) Owner (as such term is defined in Section 19.1 hereof), then the required beginning date is April 1st of the calendar year following the calendar year in which such Member attains age 70 1/2. Subject to the provisions of
Section 18.11 hereof, distribution of the entire Individual Account of a Member who attains age 70 1/2 on or after September 15, 2000 shall be made in a single lump sum on or before such Member's required beginning date.

         In the case of a Member who is a Five Percent (5%) Owner, subject to the requirements of Section 18.11 hereof, the minimum installment distribution required for the calendar year immediately preceding such Member's required beginning date must be made on or before his required beginning date, and the minimum installment distribution for other calendar years, including the minimum installment distribution for the calendar year in which the Member's required beginning date occurs, must be made on or before December 31 of such calendar year. All minimum distributions required under this Article XV shall be determined and made in accordance with the applicable Treasury Regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)2 of the Treasury Regulations. Neither the life expectancy of the Member nor that of his spouse may be recalculated for purposes of determining minimum distributions. If minimum distributions have commenced to a Five Percent (5%) Owner, such that payments are being made over the life expectancy of the Member, and he dies before his entire interest has been distributed, then the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of his death, but in no event later than one (1) year after the Valuation Date coincident with or immediately following his death. On the other hand, if such Member dies before the distribution of any of his benefits has begun, then his entire interest will be distributed no later than one (1) year after the Valuation Date coincident with or immediately following his death. If the designated Beneficiary is such Member's surviving spouse and such surviving spouse dies after the Member, but before payments to such surviving spouse begin, then the provisions of the preceding sentence shall be applied as if the surviving spouse were the Member. Furthermore, if the designated Beneficiary is the surviving spouse of the Member, then distributions to such surviving spouse will not be required to begin earlier than the later of: (a) December 31 of the calendar year immediately following the calendar year of the Member's death and (b) December 31 of the calendar year in which the Member would have attained age 70 1/2. Distribution of benefits is considered to have begun, for purposes of this paragraph, on the required beginning date; provided that if such Member's designated Beneficiary is his surviving spouse, and such surviving spouse dies after the Member but before payments to such surviving spouse have begun, then distribution of benefits is considered to have begun on the date distribution to the surviving spouse is required to begin pursuant to the provisions of this paragraph. Any amount paid to the child of such Member will be treated as if it had been paid to the surviving spouse if the amount becomes payable when the child reaches the age of majority.

         In the case of a Member who attains age 70 1/2 prior to September 15, 2000, subject to the requirements of Section 18.11 hereof, such Member shall continue to be eligible to receive any benefits commencing after such Member has attained age 70 1/2 and prior to April 1 of the calendar year following the calendar year in which such Member attains age 70 1/2 in the form of minimum installment distributions under the rules of the preceding paragraph.

         Notwithstanding any provision herein to the contrary, any Member who attains age 70 1/2 in a calendar year after 1995 and prior to September 15, 2000, may irrevocably elect, in the manner established by the Committee, by April 1 of the calendar year following the year in which the Member attains age 70 1/2 (or by December 31, 1997 in the case of a Member who attains age 70 1/2 in 1996) to defer distributions until April 1 of the calendar year following the calendar year in which the Member retires. If no such election is made, the Member will begin receiving distributions by April 1 of the calendar year following the year in which the Member attains age 70 1/2 (or by December 31, 1997 in the case of a Member who attains age 70 1/2 in 1996). Furthermore, any Member who attains age 70 1/2 in a calendar year prior to 1996 may irrevocably elect, in the manner established by the Committee, to stop distributions and recommence distributions as of April 1 of the calendar year following the calendar year in which such Member retires. In such event, there shall be no new annuity starting date upon such recommencement.

         Unless a Member or former Member elects otherwise, in writing, no distribution hereunder shall start later than 60 days after the close of the Plan Year in which the last to occur of the following occurs:

                  (a) the Member or former Member attains Normal Retirement Age,

                  (b) the 10th anniversary of the year in which the Member or former Member commenced participation in the Plan, or

                  (c) the Member or former Member terminates service with the Company.

         15.3 Cash Out Distribution: If a Member or former Member who has received a distribution of his benefits hereunder on or before the last day of the second Plan Year following the year in which his termination of employment occurs has forfeited a portion of his Individual Account, then in the event such Member or former Member is subsequently rehired by the Company or an Eligible Affiliate prior to the date on which he incurs five (5) consecutive Breaks in Service, he shall be entitled to repay, at any time prior to the earlier of: (i) the date which is five (5) years after the first date on which he is subsequently reemployed by the Company or Eligible Affiliate and (ii) the date on which he incurs five (5) consecutive Breaks in Service, the amount of the distribution to him from his Individual Account. Upon such repayment, the rehired Member's or former Member's Individual Account shall be credited with the exact amount which was nonvested at the time of termination. In the event a rehired Member or former Member who has received a distribution hereunder does not timely repay such distribution from his Individual Account, as provided above, then the amount he forfeited at the time of his termination of employment pursuant to the terms of Section 10.3 hereof shall remain forfeited. His prior years of Vesting Service shall be taken into account, however, for purposes of determining his vested interest in contributions following reemployment. If a Member or former Member who does not have any nonforfeitable right to his Individual Account and thus is deemed to have received a cashout distribution, pursuant to the provisions of
Section 10.3 hereof, is subsequently reemployed by the Company or an Eligible Affiliate and five (5) consecutive Breaks in Service have not occurred, then upon such reemployment, the rehired Member's or former Member's Individual Account shall be credited with the exact amount which was nonvested at the time of termination.

         15.4 Minority or Disability Payments: During the minority or Disability of any person entitled to receive benefits hereunder, the Committee may direct the Trustee to make payments due such person directly to him or to his spouse or a relative or to any individual or institution having custody of such person. Neither the Committee nor the Trustee shall be required to see to the application of payments so made, and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties.

         15.5 Distributions Under Domestic Relations Orders: Nothing contained in this Plan shall prevent the Trustee, in accordance with the direction of the Committee, from complying with the provisions of a qualified domestic relations order (as defined in Section 414(p) of the Code). Effective July 20, 2000, the Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Member or former Member has attained his earliest retirement age under the Plan, as defined in Section 414(p) of the Code; provided, however, that a distribution to an alternate payee prior to the Member or former Member's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; (2) the order specifies such distribution to be in the form of a single, lump-sum payment; and (3) if the amount to which the alternate payee is entitled under the Plan exceeds $5,000, and the order so requires, the alternate payee consents to any distribution occurring prior to the Member or former Member's attainment of earliest retirement age. Nothing in this Section 15.5 gives a Member or former Member a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

         The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator shall promptly notify the Member or former Member and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Member or former Member and each alternate payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Plan Administrator may treat as qualified any domestic relations order entered prior to January 1, 1985, irrespective of whether it satisfies all the requirements described in
Section 414(p) of the Code.

         If any portion of an Individual Account is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Committee shall direct the Trustee to segregate the amounts that are payable into a separate account and to invest the segregated account solely in fixed income investments. If the Plan Administrator determines the order is a qualified domestic relations order within eighteen
(18) months of receiving the order, the Committee shall direct the Trustee to distribute the segregated account in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within eighteen (18) months after receiving the order, the Committee shall direct the Trustee to distribute the segregated account in the manner in which the Plan would otherwise distribute if the order did not exist and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Committee may direct the Trustee to invest any amount that is subject to being paid to an alternate payee pursuant to said order into a segregated subaccount or separate account and to invest the account in federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs.

         The Trustee shall make any payments or distributions required under this Section 15.5 by separate benefit checks or other separate distribution to the alternate payee(s).

         15.6 Direct Rollover of Eligible Rollover Distributions: An individual who is entitled to a benefit hereunder, the distribution of which would qualify as an eligible rollover distribution (as defined in Section 401(a)(31)(C) of the Code) may, in lieu of receiving any payment or payments from the Plan, direct the Trustee to transfer all or any of such payment or payments or any portion directly to the trustee of one or more eligible retirement plans (as defined in Section 401(a)(31)(D) of the Code). Such election must be made on a form provided by the Committee for that purpose and received by the Committee no later than the date established by the Committee preceding the date on which the distribution is to occur. Any election made pursuant to this Section 15.6 may be revoked at any time prior to the date established by the Committee preceding the date on which the distribution is to occur. If an individual who is so entitled has not elected a direct rollover within the time and in the manner set forth above, such distributee shall be deemed to have affirmatively waived a direct rollover. A distributee who wishes to elect a direct rollover shall provide to the Committee, within the time and in the manner prescribed by the Committee, such information as the Committee shall reasonably request regarding the eligible retirement plan or plans to which the payment or payments are to be transferred. The Committee shall be entitled to rely on the information so provided, and shall not be required to independently verify such information. The Committee shall be entitled to delay the transfer of any payment or payments pursuant to this Section 15.6 until it has received all of the information which it has requested in accordance with this Section 15.6.

                                  ARTICLE XVI

                                    Trustee

         16.1 Appointment of Trustee: A Trustee (or Trustees) shall be appointed by the Committee to administer the Trust Fund. The Trustee shall serve at the pleasure of the Committee and shall have such rights, powers and duties as are provided to a Trustee under ERISA for the investment of assets and for the administration of the Trust Fund.

     16.2 Appointment of Investment Manager: An Investment Manager (or Investment Managers) may be appointed by the Committee to manage (including the power to acquire and dispose of) any part or all of the assets of the Trust Fund. The Investment Manager shall serve at the pleasure of the Committee, and shall have the rights, powers and duties provided to a named fiduciary under ERISA for the investment of the assets assigned to it. (The Investment Manager may be referred to from time to time hereafter as "he," "they," or "it," or may be referred to in the singular or plural, but all such references shall be to the then acting Investment Manager or Investment Managers serving hereunder.)

         16.3 Responsibility of Trustee and Investment Manager: All contributions under this Plan shall be paid to and held by the Trustee. The Trustee shall have responsibility for the investment and reinvestment of the Trust Fund except with respect to the management of those assets specifically delegated to the Investment Manager and those funds invested pursuant to the provisions of Section 15.5. The Investment Manager shall have exclusive management and control of the investment and/or reinvestment of the assets of the Trust Fund assigned to it in writing by the Trustee. All property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Members or former Members, as provided herein, and shall be used to pay benefits to Members or former Members or their Beneficiaries, or to pay expenses of administration of the Plan and Trust Fund to the extent not paid by the Company.

         This Plan and the related Trust are intended to allocate to each fiduciary the individual responsibilities of the prudent execution of the functions assigned to each. None of the allocated responsibilities or any other responsibility shall be shared by the fiduciaries or the Trustee unless such sharing shall be provided for by a specific provision in this Plan or related Trust.

         16.4 Bonding of Trustee and Investment Manager: Neither the Trustee nor the Investment Manager shall be required to furnish any bond or security for the performance of their powers and duties hereunder unless the applicable law makes the furnishing of such bond or security mandatory.

                                  ARTICLE XVII

                       Amendment and Termination of Plan

         17.1 Amendment of Plan: The Company may, without the assent of any other party, make from time to time any amendment or amendments to this Plan which do not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Members or former Members of the Plan. Any such amendment shall be by a written instrument executed by the Company, and shall become effective as of the date specified in such instrument. Notwithstanding the foregoing, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Member's or former Member's accrued benefit, except as provided in Section 412(c)(8) of the Code. For purposes of the preceding sentence, an amendment which has the effect of decreasing a Member's or former Member's Individual Account or eliminating an optional form of benefit, with respect to benefits attributable to service prior to such amendment shall be treated as reducing an accrued benefit. If any amendment changes the vesting schedules set forth in Sections 10.1 or 19.4, then a Member's or former Member's nonforfeitable percentage in his Individual Account because of a change to the vesting schedule shall not be less than his nonforfeitable percentage computed under the vesting schedule in effect prior to the amendment. Furthermore, if any amendment changes the vesting schedules set forth in Sections 10.1 or 19.4, then each Member or former Member having at least three (3) Years of Vesting Service may elect to be governed under the vesting schedules set forth in the Plan without regard to the amendment. The Member or former Member must file his written election with the Committee within sixty (60) days after receipt of a copy of the amendment. The Committee shall furnish the Member or former Member with a copy of the amendment and with notice of the time within which his election must be returned to the Committee.

         17.2 Termination of Plan: The Company may at any time, effective as specified, terminate the Plan by resolution of its board of directors. A certified copy of such resolution shall be delivered to the Trustee.

         17.3 Complete Discontinuance of Contributions: In the event the Company decides it is impossible or inadvisable for it to continue to make its contributions as provided in Article IV, it shall have the power by appropriate resolution to either:

                  (a) discontinue its contributions to the Plan; or

                  (b) terminate the Plan.

A complete discontinuance of contributions by the Company shall not constitute a formal termination of the Plan and shall not preclude later contributions, but all Individual Accounts of Members or former Members not theretofore fully vested shall be and become 100% vested and nonforfeitable in the respective Members or former Members, irrespective of the provisions of Sections 10.1 or
19.4. In such event, Employees who become eligible to enter the Plan subsequent to the discontinuance shall receive no benefit, and no additional benefits shall accrue to any of such Employees unless such contributions are resumed. After the date of a complete discontinuance of contributions, the Trust shall remain in existence as provided in this Section 17.3, and the provisions of the Plan and Trust shall remain in force as may be necessary in the sole and absolute discretion of the Committee.

         17.4 Liquidation of Trust Fund: Upon termination or partial termination of the Plan, the Individual Accounts of all Members, former Members and Beneficiaries shall thereupon be and become fully vested and nonforfeitable. Thereupon, the Trustee shall convert the Trust Fund to cash after deducting all charges and expenses. The Committee shall then adjust the balances of all Individual Accounts, as provided in Section 5.2. Thereafter, the Trustee shall distribute the amount to the credit of each affected Member, former Member and Beneficiary, in accordance with the provisions of Article XV hereof.

         17.5 Consolidation or Merger: This Plan shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable on behalf of each Member or former Member if the Plan were terminated immediately after such action would be equal to or greater than the benefits to which such Member or former Member would have been entitled if this Plan had been terminated immediately before such action. The Trustee shall not accept a direct transfer of assets from a plan subject to the requirements of Section 417 of the Code.

                                 ARTICLE XVIII

                               General Provisions

         18.1 No Employment Contract: Nothing contained in this Plan shall be construed as giving any person whomsoever any legal or equitable right against the Committee, the Company, its stockholders, officers or directors or against the Trustee, except as the same shall be specifically provided for in this Plan. Nor shall anything in this Plan give any Member, former Member or other Employee the right to be retained in the service of the Company or an Eligible Affiliate and the employment of all persons by the Company or an Eligible Affiliate shall remain subject to termination by the Company or such Eligible Affiliate to the same extent as if this Plan had never been executed.

         18.2 Manner of Payment: Wherever and whenever it is herein provided for payments or distributions to be made, whether in money or otherwise, said payments or distributions shall be made directly into the hands of the Member or former Member, his Beneficiary, his administrator, executor or guardian, or an alternate payee pursuant to Section 15.5 herein, as the case may be. A deposit to the credit of a person entitled to payment in any bank or trust company selected by such person shall be deemed payment into his hands, and provided further that in the event any person otherwise entitled to receive any payment or distribution shall be a minor or an incompetent, such payment or distribution may be made to his guardian or other person as may be determined by the Committee.

         18.3 Nonalienation of Benefits: Subject to Code Section 414(p) and
Section 15.5 herein relating to qualified domestic relations orders, the interest of any Member, former Member or Beneficiary hereunder shall not be subject in any manner to any indebtedness, judgment, process, creditors' bills, attachments, garnishment, levy, execution, seizure or receivership, nor shall such interest be in any manner reduced or affected by any transfer, assignment, conveyance, sale, encumbrance, act, omission, or mishap, voluntary or incidental, anticipatory or otherwise, of or to said Member, former Member or Beneficiary, and they and any of them shall have no right or power to transfer, convey, assign, sell or encumber said benefits and their interest therein, legal or equitable, during the existence of this Plan. Notwithstanding the foregoing, no provision of this Plan shall preclude the enforcement of a Federal tax levy made pursuant to Section 6331 of the Code or collection by the United States on a judgment resulting from an unpaid tax assessment.

         18.4 Titles for Convenience Only: Titles of the Articles and Sections hereof are for convenience only and shall not be considered in construing this Plan. Also words used in the singular or the plural may be construed as though in the plural or singular where they would so apply.

         18.5 Validity of Plan: This Plan and each of its provisions shall be construed and their validity determined by the laws of the State of Texas, and all provisions hereof shall be administered in accordance with the laws of said State, provided that in case of conflict, the provisions of ERISA shall control.

         18.6 Plan Binding: This Plan shall be binding upon the successors and assigns of the Company and the Trustee and upon the heirs and personal representatives of those individuals who become Members hereunder.

         18.7 Return of Contributions: This Plan and the related Trust are designed to qualify under Sections 401(a) and 501(a) of the Code. Anything contained herein to the contrary notwithstanding, if the initial determination letter is issued by the District Director of Internal Revenue to the effect that this Plan and related Trust hereby created, or as amended prior to the receipt of such letter, do not meet the requirements of Section 401(a) and 501(a) of the Code, the Company shall be entitled at its option to withdraw all contributions theretofore made, in which event the Plan and Trust shall then terminate.

         Each contribution to the Plan is specifically conditioned on the deductibility of such contribution under the Code. The Trustee, upon written request from the Company, shall return to the Company the amount of the Company's contribution made as a result of a mistake of fact or the amount of the Company's contribution disallowed as a deduction under Section 404 of the Code. Such return of contribution must be made within one (1) year after (a) the Company made the contribution by mistake of fact or (b) the disallowance of the contribution as a deduction. The amount of contribution subject to being returned hereunder shall not be increased by any earnings attributable to the contribution, but such amount subject to being returned shall be decreased by any losses attributable to it.

         18.8 Missing Members or Beneficiaries: Each Member shall file with the Committee from time to time in writing a mailing address and any change of mailing address for himself and his designated Beneficiary. Any communication, statement or notice addressed to a Member or Beneficiary at the last mailing address filed with the Committee, or if no such address is filed with the Committee, then at his last mailing address as shown on the Company's records, shall be binding on the Member or his Beneficiary for all purposes of the Plan. The Committee shall not be required to search for or locate a Member or Beneficiary. If the Committee notifies any Member or Beneficiary that he is entitled to a distribution and also notifies him of the provisions of this Section 18.8 (or makes reasonable effort to so notify such Member or Beneficiary by certified letter, return receipt requested, to the last known address, or such other further diligent effort, including consultation with the Internal Revenue Service or the Social Security Administration, to ascertain the whereabouts of such Member or Beneficiary as the Committee deems appropriate) and the Member or Beneficiary fails to claim his distributive share or make his whereabouts known to the Committee within three years thereafter, the distributive share of such Member or Beneficiary will be forfeited and reallocated according to Section 6.2. However, if the Member or his Beneficiary should, thereafter, make a proper claim for such share, it shall be distributed to him.

         18.9 Voting Rights:

                  (a) Each Member shall be entitled to direct the Trustee as to the manner in which any Common Stock allocated to said Member's Accounts shall be voted. The Committee shall furnish to each Member a proxy adequate for such purpose. The Trustee shall vote specifically in accordance with each Member's instructions to the extent of such Member's whole shares and shall, to the extent possible, vote the combined fractional shares of such Members in such manner as to reflect the Members' expressed desires. To the extent permitted under ERISA, the Trustee shall vote shares of Common Stock with respect to which it does not receive instructions and shares of Common Stock which have not been allocated to Members' Accounts under the Plan in the same proportion as are voted the shares of Common Stock held under the Plan with respect to which instructions were received by the Trustee from Members.

                  (b) Notwithstanding anything to the contrary contained in the Plan, if a cash tender offer or exchange offer for shares of Common Stock is made, Common Stock allocated to each Member's accounts under the Plan shall be tendered or exchanged by the Trustee pursuant to such cash tender offer or exchange offer only in accordance with the written instructions and directions of such Member to the Trustee to so tender or exchange. If a cash tender offer or exchange offer for shares of Common Stock is made, the Trustee shall use its best efforts to take those steps reasonably necessary to furnish information to, and allow decision by, each Member with respect to such cash tender offer or exchange offer and the shares of Common Stock allocated to such Member's accounts under the Plan in substantially the same manner as would be available to holders of Common Stock generally, and, in that connection, the Trustee shall:

                           (1) Inform each Member as to the existence of such
                  cash tender offer or exchange offer;

                           (2) Transmit to each Member as soon as practicable
                  such written information, explanation and other materials relative to such cash tender offer or exchange offer as are made available by the Company or by the persons or entities making such cash tender offer or exchange offer to the holders of shares of Common Stock generally;

                           (3) Request detailed written instructions and
                  directions from each Member as to whether to tender or exchange the shares of Common Stock allocated to such Member's accounts under the Plan and as to the time and manner of such tender or exchange, if so instructed and directed; and

                           (4) Use its best efforts to effect on a
                  nondiscriminatory basis the tender or exchange of Common Stock held under the Plan with respect to such cash tender offer or exchange offer solely in accordance with written instructions and directions received from Members. If written instructions or directions are not timely received from a Member, the shares of Common Stock allocated to his accounts under the Plan shall not be tendered or exchanged pursuant to such cash tender offer or exchange offer.

                  For purposes of this subparagraph (b), the term cash tender offer shall include a tender offer for, or request or invitation for tenders of, shares of Common Stock in exchange for cash, as made to the Plan or to holders of shares of Common Stock generally; the term exchange offer shall include a tender offer for, or request or invitation for tenders of, any shares of Common Stock in exchange for any consideration other than for all cash, as made to the Plan or to holders of shares of Common Stock generally.

                  (c) If any shares of Common Stock held under the Plan are tendered or exchanged pursuant to a cash tender offer or exchange offer in accordance with subparagraph (b) above, any cash proceeds obtained by the Trustee in connection therewith shall be temporarily invested in such short term investments as the Trustee may determine, until such time as such temporarily invested cash proceeds are reinvested in Common Stock. Any other property obtained by the Trustee pursuant to an exchange offer shall be temporarily held in kind by the Trustee, until such time as such temporarily held property is sold and the proceeds therefrom are reinvested in Common Stock.

         18.10 Acquisition Loans. An Acquisition Loan is an installment obligation incurred by the Trustee in connection with the purchase of Common Stock. The Trustee may incur Acquisition Loans from time to time to finance (i) the acquisition of Common Stock by the Trust, or (ii) the repayment of a prior Acquisition Loan. Each Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable on demand except in the event of default. If the lender with respect to an Acquisition Loan is a disqualified person, as defined in section 4975(e)(2) of the Code, the Acquisition Loan must provide that Trust assets will be transferred upon default only upon and to the extent of the failure of the Trust to meet the repayment schedule of the Acquisition Loan.

                  (a) Financed Shares. Shares of Common Stock acquired by the Trustee with the proceeds of an Acquisition Loan shall be described as "Financed Shares." Except as provided in section 409(1) of the Code, Treas. Reg. Section 54.4975-7(b) (9) and (10), or as otherwise provided by applicable law, no shares acquired by the Trustee with the proceeds of an Acquisition Loan may be subject to a put, call or other option or buy-sell or similar arrangement while held by and when distributed from the Plan.

                  (b) Collateral. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired and any other Trust assets which are a permissible security within the provisions of Treas. Reg. Section 54.4975-7(b). No other assets of the Trust may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against any other Trust assets.

                  (c) Loan Payment. Repayment of principal and interest on any Acquisition Loan shall be made by the Trustee from annual Company Contributions made pursuant to subsection 4.1 and, to the extent permitted by applicable law, may also be made from the following sources:

                           (i) cash dividends on Financed Shares held in the
                  Loan Suspense Account (as defined below) and earnings, if any, thereon; and

                           (ii) in the event of the sale of Financed Shares, the
                  proceeds of such sale.

                  (d) Release of Financed Shares. Financed Shares shall initially be credited to a "Loan Suspense Account" and shall be transferred for allocation to the Individual Accounts of Members as payments are made on the Acquisition Loan by the Trustee, and any pledge of Financed Shares must, and shall be deemed to, provide for the release of shares so pledged on a consistent basis.

                  The number of Financed Shares to be released from the Loan Suspense Account for allocation to Members' Individual Accounts as of each Allocation Date, shall equal the number of Financed Shares held in the Loan Suspense Account immediately prior to such Allocation Date multiplied by a fraction, the numerator of which is equal to the payments of principal and interest (or principal only, if the requirements of the Treasury Regulations under Code Section 4975 are met and the Plan Administrator so elects) on the Acquisition Loan for the period ending on such date, and the denominator of which is equal to the sum of the numerator plus the total projected payments of principal and interest (or principal only, if the requirements of the Treasury Regulations under Code Section 4975 are met and the Plan Administrator so elects) on the Acquisition Loan over the future years of the Acquisition Loan.

                  (e) Allocation of Financed Shares. The released Financed Shares shall be allocated to the Individual Accounts of eligible Members in accordance with the provisions of Section 6.1 hereof.

         18.11 Preretirement Diversification Rights. If a Member attains age fifty-five (55) and has ten (10) years of participation in the Plan (hereinafter referred to as a "Qualified Member"), notwithstanding the provisions of Section
15.1 hereof, the following rules shall apply to any distribution made under the Plan to or on behalf of such Qualified Member.

                  (a) Annuity Distributions to Qualified Members. The Committee shall direct the Trustee to distribute such Member's benefits held in a Qualified Member's Individual Account in the form of a qualified joint and survivor annuity, unless the Qualified Member has a valid waiver election (described in Section 18.11(b) hereof) in effect. A qualified joint and survivor annuity is an immediate annuity (a) which is payable for the life of the Qualified Member, with, if the Qualified Member is married on the annuity starting date, as defined below, a survivor annuity for the life of the Qualified Member's surviving spouse which is not less than fifty percent (50%) of the amount of the annuity payable during the joint lives of the Qualified Member and his spouse, and (b) which is the actuarial equivalent of a single annuity for the life of the Qualified Member. On or before the annuity starting date (the first day of the first period for which the Qualified Member would receive an amount as an annuity or in any other form), the Committee shall direct the Trustee to pay the Qualified Member's benefits in a lump sum, in lieu of a qualified joint and survivor annuity, if the Qualified Member's vested Individual Account is not greater than $3,500 for Plan Years beginning prior to January 1, 1998, or $5,000 for Plan Years beginning on or after January 1, 1998.

                  If a Qualified Member who is married dies prior to commencement of payment of his benefits, the Committee shall direct the Trustee to distribute the Qualified Member's Individual Account, as calculated under Article VIII, to the Qualified Member's surviving spouse in the form of a preretirement survivor annuity, unless the Qualified Member has a valid waiver election (as described in Section 18.11(c) hereof) in effect. A preretirement survivor annuity is an annuity which is payable for the life of the Qualified

         Member's surviving spouse. The surviving spouse may elect to have the preretirement survivor annuity distributed within a reasonable period after the Qualified Member's death. The Committee shall direct the Trustee to pay the Qualified Member's Individual Account in a lump sum, in lieu of a preretirement survivor annuity, if the Qualified Member's Individual Account is not greater than $3,500 for Plan Years beginning prior to January 1, 1998, or $5,000 for Plan Years beginning on or after January 1, 1998.

                  The Committee is not required to distribute any survivor annuity described herein to the spouse of a Qualified Member unless the Qualified Member and his spouse were married throughout the one-year period ending on the earlier of the Qualified Member's annuity starting date or the Qualified Member's death; provided, however, this exception shall not apply if the Qualified Member marries within one year before the annuity starting date and has been married for at least a one-year period ending on or before the date of the Qualified Member's death.

                  If the Qualified Member has in effect a valid waiver election regarding the qualified joint and survivor annuity or the preretirement survivor annuity, the Committee shall direct the Trustee to distribute the Participant's Individual Account in accordance with Section 15.1. Furthermore, the Qualified Member's surviving spouse may elect the form of payment described in Section 15.1 in lieu of the preretirement survivor annuity. For purposes of applying this Section 18.11, the Committee shall treat a former spouse as the Qualified Member's spouse or surviving spouse to the extent required under a qualified domestic relations order.

                  (b) Waiver Election - Qualified Joint and Survivor Annuity. Within a reasonable period of time (no less than thirty (30) days and no more than ninety (90) days) before the Qualified Member's annuity starting date, the Committee shall provide the Qualified Member a written explanation of the terms and conditions of the qualified joint and survivor annuity, the Qualified Member's right to make, and the effect of, an election to waive the joint and survivor form of benefit, the rights of a married Qualified Member's spouse regarding the waiver election and the Qualified Member's right to make, and the effect of, a revocation of a waiver election.

                  A Qualified Member's waiver election is not valid unless:

                           (1) the Qualified Member makes the waiver election
                  within the ninety (90) day period ending on his annuity starting date;

                           (2) the Qualified Member's spouse (to whom the
                  survivor annuity is payable under the qualified joint and survivor annuity) has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or a Committee member (or its representative) witnesses the spouse's consent; and

                           (3) unless the spouse is the Qualified Member's sole
                  primary Beneficiary, the spouse consents to the Qualified Member's Beneficiary designation or to any change in the Qualified Member's Beneficiary Designation.

                           Additionally, a Qualified Member's waiver of the
                  qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Qualified Member without any further spousal consent).

                  The Committee may accept as valid a waiver election which does not satisfy the spousal consent requirements described in paragraphs
         (2) and (3) above if the Committee establishes that the Qualified Member does not have a spouse, the Committee is not able to locate the Qualified Member's spouse, or other circumstances prescribed by Treasury Department regulations.

                  Any consent by a spouse obtained under this Section (or the establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Qualified Member without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Qualified Member without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this Section shall be valid unless the Qualified Member has received an explanation of the terms and conditions of the qualified joint and survivor annuity, as provided herein.

                  (c) Waiver Election - Preretirement Survivor Annuity. The Committee shall provide each Qualified Member, within a reasonable period after the Member becomes a Qualified Member, a written explanation of the terms and conditions of the preretirement survivor annuity, the Qualified Member's right to make, and the effect of, an election to waive the preretirement survivor annuity, the rights of the Qualified Member's spouse regarding the waiver election and the Qualified Member's right to make, and the effect of, a revocation of a waiver election.

                  For purposes of applying this subsection, a reasonable period is the end of the two-year period beginning one year prior to the date on which the Member becomes a Qualified Member, and ending one year after that date.

                  A Qualified Member's waiver election of the preretirement survivor annuity is not valid unless the election satisfies the spousal consent requirements described in Section 18.11(b).

         18.12 Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414 (u) of the Code.

                                  ARTICLE XIX

                                Top-Heavy Rules

         19.1 Definitions: For purposes of applying the provisions of this
Article XIX:

                  (a) "Key Employee" shall mean, as of any Determination Date (as defined below), any Employee or former Employee who, at any time during the Plan Year (which includes the Determination Date) or during the preceding four Plan Years, is (i) an officer having Annual Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year, (ii) one of the ten Employees having Annual Compensation of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning the largest interests in the Company, (iii) a Five Percent (5%) Owner of the Company, or (iv) a One Percent (1%) Owner of the Company who has Annual Compensation of more than $150,000. The constructive ownership rules of Section 318 of the Code will apply to determine ownership in the Company. The Committee will make the determination of who is a Key Employee in accordance with Section 416(i)(1) of the Code and the regulations under that Code Section. The Beneficiary of a Key Employee shall be treated as a Key Employee for purposes of determining whether this Plan is top-heavy.

                  (b) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

                  (c) "Required Aggregation Group" means:

                           (1) Each qualified plan of the Company or an
                  Affiliated Entity (as defined below) in which at least one (1) Key Employee participates or participated at any time during the Plan Year which includes the Determination Date, or during the preceding four Plan Years (regardless of whether the plan has terminated); and

                           (2) Any other qualified plan of the Company which
                  enables a plan described in (1) to meet the requirements of
                  Section 401(a)(4) or Section 410 of the Code.

                  (d) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Company, but only if such group would satisfy in the aggregate the requirements of
         Section 401(a)(4) and Section 410 of the Code. The Committee shall determine which plans to take into account in determining the Permissive Aggregation Group.

                  (e) "Determination Date" for any Plan Year is the Allocation Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Allocation Date of that Plan Year.

                  (f) "Five Percent (5%) Owner" is any person who owns more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company.

                  (g) "One Percent (1%) Owner" is any person who owns more than one percent (1%) of the outstanding stock of the Company or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Company.

                  (h) "Affiliated Entity" shall mean all the members of (i) a controlled group of corporations as defined in Section 414(b) of the Code; (ii) a commonly controlled group of trades or businesses (whether or not incorporated) as defined in Section 414(c) of the Code; (iii) an affiliated service group as defined in Section 414(m) of the Code of which the Company is a part; or (iv) a group of entities required to be aggregated pursuant to Section 414(o) of the Code and the regulations issued thereunder.

         19.2 Determination of Top-Heavy Status: The Plan is top-heavy for a Plan Year if the top-heavy ratio as of the Determination Date (as defined in Section 19.1 above) exceeds sixty percent (60%). The top-heavy ratio is a fraction, the numerator of which is the sum of the present value of the Individual Accounts of all Key Employees (as defined in Section 19.1 above) as of the Determination Date, the contributions for all Key Employees that are due as of the Determination Date, and distributions made to all Key Employees within the five (5) year period immediately preceding the Determination Date, and the denominator of which is a similar sum determined for all Employees in the Plan. If an Employee has not performed any services for the Company or an Eligible Affiliate at any time during the five (5) year period ending on the Determination Date, any amount in the Individual Account of such Employee shall not be taken into account. The Committee shall calculate the top-heavy ratio without regard to any Non-Key Employee (as defined in Section 19.1 above) who was formerly a Key Employee. The Committee shall calculate the top-heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Section 416 of the Code and the regulations under that Code Section.

         If the Company maintains other qualified plans (including a simplified employee pension plan) this Plan is top-heavy only if it is part of the Required Aggregation Group (as defined in Section 19.1 above), and the top-heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group (as defined in Section 19.1 above) exceeds sixty percent (60%). The Committee will calculate the top-heavy ratio in the same manner as required by the first paragraph of this Section 19.2, taking into account all plans within the aggregation group. The Committee shall calculate the present value of accrued benefits and the other amounts the Committee must take into account, under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Section 416 of the Code and the regulations under that Code Section. The Committee shall calculate the top-heavy ratio with reference to the Determination Dates that fall within the same calendar year.

         19.3 Minimum Company Contribution: Notwithstanding anything contained herein to the contrary, for any Plan Year in which this Plan is determined to be top-heavy pursuant to Section 19.2 hereof, each Non-Key Employee who is an eligible Member shall be entitled to a supplemental contribution equal to three percent (3%) of such Non-Key Employee's Annual Compensation, reduced by the amount of Qualified Nonelective Contributions, if any, allocated to a Member's Salary Reduction Contribution Account under the Southwest Airlines Co. 401(k) Plan for the applicable Plan Year. For purposes of this Section 19.3, an eligible Member is a Non-Key Employee who is employed by the Company on the last day of the applicable Plan Year.

         The percentage referred to in the preceding paragraph shall not exceed the percentage of Annual Compensation at which Company contributions are made or allocated under this Plan and all other qualified defined contribution plans maintained by the Company, including Salary

Reduction Contributions under the Southwest Airlines Co. 401(k) Plan, to the Key Employee for whom such percentage is the largest; provided, however, this sentence shall not apply if the Plan is required to be included in an Aggregation Group and enables a defined benefit plan required to be included in such group to meet the requirements of Code Sections 401(a)(4) or 410. If the minimum allocation is made for a Non-Key Employee pursuant to another qualified plan maintained by the Company, then the minimum allocation requirement will be considered satisfied for purposes of this Plan.

         19.4 Minimum Vesting: For any Plan Year for which the Plan is top-heavy beginning after December 31, 1983, the Committee shall calculate the percentage of the amount in a Member's Employer Savings Account which is vested and nonforfeitable according to a schedule which is no less rapid than the following:

                                                                    Percentage
 Completed Years of Service                                           Payable
 --------------------------                                         ----------

Less than 2 years                                                        0%
2 years but less than 3 years                                           20%
3 years but less than 4 years                                           40%
4 years but less than 5 years                                           60%
5 years but less than 6 years                                           80%
6 years or more                                                        100%


If the above schedule is less rapid than the vesting schedule which is applicable under Section 10.1 at the time when the Plan becomes top-heavy, then the schedule under Section 10.1 shall apply. The Committee shall apply the vesting schedule set forth above to a Member who earns at least one (1) Hour of Service after such schedule becomes effective. If the top-heavy status of the Plan changes so that there is a shift between the vesting schedules set forth above and set forth in Section 10.1, then a Plan amendment will be deemed to have occurred so that the provisions of Section 17.1 of the Plan become applicable.

                                   ARTICLE XX

                              Fiduciary Provisions

         20.1 General Allocation of Duties: Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The board of directors of the Company shall have the sole responsibility for authorizing its contributions under the Plan. The Company shall have the sole authority to appoint and remove the members of the Committee and to amend or terminate this Plan, in whole or in part. The Committee shall have the sole authority to appoint and remove the Trustee and Investment Managers. However, neither the board nor the Committee shall be liable for any acts or omissions of the Trustee or Investment Manager or be under any obligation to invest or otherwise manage any assets of the Trust Fund which are subject to the management of the Trustee or Investment Manager. Except as otherwise specifically provided, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided, the Trustee shall have the sole responsibility for the administration, investment and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary, except to the extent provided by law or as specifically provided herein.

         20.2 Fiduciary Duty: Each fiduciary under the Plan shall discharge its duties and responsibilities with respect to the Plan:

                  (a) solely in the interest of the Members of the Plan, for the exclusive purpose of providing benefits to such Members and their Beneficiaries, and defraying reasonable expenses of administering the Plan;

                  (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

                  (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

         20.3 Fiduciary Liability: A fiduciary shall not be liable in any way for any acts or omissions constituting a breach of fiduciary responsibility occurring prior to the date it becomes a fiduciary or after the date it ceases to be a fiduciary.

         20.4 Co-Fiduciary Liability: A fiduciary shall not be liable for any breach of fiduciary responsibility by another fiduciary unless:

                  (a) it participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                  (b) by its failure to comply with Section 404(a)(1) of ERISA in the administration of its specific responsibilities which give rise to its status as a fiduciary, it has enabled such other fiduciary to commit a breach; or

                  (c) having knowledge of a breach by such other fiduciary, it fails to make reasonable efforts under the circumstances to remedy the breach.

         20.5 Delegation and Allocation: The Committee may appoint subcommittees, individuals or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegations must clearly specify the powers and duties delegated. Upon such appointment and delegation, the delegating Committee members shall have no liability for the acts or omissions of any such delegate, as long as the delegating Committee members do not violate their fiduciary responsibility in making or continuing such delegation.

         IN WITNESS WHEREOF, Southwest Airlines Co. has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized this 14th day of September, 2000.

                                             SOUTHWEST AIRLINES CO.
ATTEST:

     /s/ Colleen C. Barrett                  By: /s/ Herbert D. Kelleher
--------------------------------                ------------------------------
           Secretary                            Herbert D. Kelleher, President

STATE OF TEXAS        (
                      (
COUNTY OF DALLAS      (

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this 14th day of September, 2000, personally appeared Herbert D. Kelleher, to me known to be the individual person who subscribed the name of SOUTHWEST AIRLINES CO., as its President, to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed and the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.

                                      /s/  Linda S. Simmons
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My Commission Expires:

       12/11/00
----------------------